Exhibit 5.1

Becker & Poliakoff, P.A. 45 Broadway, 17th Floor New York, New York 10006 Phone: (212) 599-3322 Fax: (212) 557-0295

March 17, 2026

Planet Green Holdings Corp.

130-30 31st Ave, Suite 512

Flushing, NY 111354

Ladies and Gentlemen:

This opinion is furnished to you in connection with a Registration Statement on Form S-3, as amended from time to time (the “Registration Statement”), filed by Planet Green Holdings Corp., a Nevada corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on March 17, 2026, which Registration Statement including the base prospectus contained therein (the “Prospectus”) relating to the registration for offering and sale from time to time by the Company of an indeterminate number of the following securities of the Company, with an initial aggregate offering price of up to $200,000,000: (A) shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (B) shares (the “Preferred Shares”) of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), (C) warrants to purchase shares of Common Stock or other securities offered pursuant to and described in the Prospectus (the “Warrants”) issued pursuant to one or more warrant agreements in the forms to be filed as exhibits to a post-effective amendment or in a Prospectus Supplement (as defined below) (each, a “Warrant Agreement”); (D) debt securities, which may be offered as senior or subordinated and may be convertible (the “Debt Securities”), which may be issued pursuant to a note purchase agreement or an indenture to be dated on or about the date of the first issuance of the Debt Securities thereunder, by and between a trustee to be selected by the Company (the “Trustee”) and the Company, in the form to be filed as an exhibit to a post-effective amendment or a Prospectus Supplement, as such note purchase agreement may be supplemented from time to time (the “Note Purchase Agreement”) or as such indenture may be supplemented from time to time (the “Indenture”); (E) rights to purchase shares of Common Stock or other securities offered pursuant to and described in the Prospectus (the “Rights”), which such rights may be offered separately or together with one or more additional rights, or such other securities, or in any combination of such securities in the form of Units (as defined below) and issued pursuant to one or more rights agreements in the forms to be filed as exhibits to a post-effective amendment or in a Prospectus Supplement (the “Rights Agreement”); and (F) units comprising shares of Common Stock and/or one or more of the other securities described above (the “Units” and together with the Common Shares, the Preferred Shares, the Warrants, the Debt Securities and the Rights, the “Securities”) issued pursuant to one or more unit agreements in the forms to be filed as exhibits to a post-effective amendment or in a Prospectus Supplement (each, a “Unit Agreement”). The Prospectus may be amended from time to time in connection with one or more post-effective amendments to the Registration Statement, and the Prospectus provides that it will be supplemented in the future by one or more prospectus supplements (each, a “Prospectus Supplement”). The Securities are being registered for offering and sale from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

We are acting as special counsel for the Company in connection with the Registration Statement and the Prospectus. In connection with this opinion, we have examined and relied upon the originals or copies certified or otherwise identified to our satisfaction of (i) the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), (ii) the Company’s amended and restated bylaws, as amended (the “Bylaws”), (iii) the Registration Statement and the Prospectus, including all exhibits filed therewith, and (iv) minutes of meetings and/or resolutions of the board of directors of the Company as provided to us by the Company. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, records, opinions, certificates, statements and other instruments of the Company and others as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. We have also examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter.

In addition to the foregoing, as to facts relevant to the opinions expressed herein, we have relied, without independent investigation or verification upon, and assumed the accuracy and completeness of certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Company. In our examination of the foregoing documents, we have assumed the genuineness and authenticity of all signatures; the authenticity of all documents submitted to us as originals; the conformity to original documents of all documents submitted to us as copies; the authenticity of the originals of such latter documents; the accuracy, completeness and authenticity of certificates of public officials and the absence of change in the information contained therein from the effective date of any such certificate; the legal competence of all signatories to such documents; and that each signatory to such document has or will have sufficient legal capacity to execute such document and the due authorization, execution and delivery of all documents where authorization, execution and delivery are prerequisites to the effectiveness of such documents. Other than our examination of the documents indicated above, we have made no other examination in connection with this opinion.

For the purposes of this letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i) the Registration Statement and any amendments thereto (including post-effective amendments) shall have become effective and comply with all applicable laws at the time the Securities are offered or issued as contemplated by the Registration Statement;

(ii) the Prospectus and any and all Prospectus Supplements required by applicable laws have been prepared, delivered and filed with the Commission describing the Securities offered thereby and will comply with all applicable laws;

(iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement, the Prospectus and the applicable Prospectus Supplement;

(iv) a definitive purchase, underwriting, or similar agreement with respect to any Securities offered or issued, and any Warrant Agreement, Indenture, Note Purchase Agreement, Rights Agreement and Unit Agreement will have been duly authorized and validly executed and delivered by the Company and the other parties thereto;

(v) the execution, delivery and performance by the Company of each definitive purchase, underwriting, or similar agreement and each Warrant Agreement, Indenture, Note Purchase Agreement, Rights Agreement, and Unit Agreement, as applicable, will not (A) contravene or violate the Articles of Incorporation or Bylaws, (B) violate any law, rule or regulation applicable to the Company, (C) result in a default under or breach of any agreement or instrument binding upon the Company or any order, judgment or decree of any court or governmental authority applicable to the Company, or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(vi) the Board of Directors of the Company, or a duly authorized committee thereof, shall have taken such action as may be necessary, in conformity with the Articles of Incorporation and the Bylaws, to authorize the issuance and sale of such Securities, and if applicable, establish the relative rights and preferences of such Securities, or other terms of such Securities, in each case as set forth in or contemplated by the Registration Statement, the Prospectus and any Prospectus Supplements relating to such Securities and all resolutions of the Board of Directors or a duly authorized committee thereof shall be in full force and effect at all times at which the Securities are offered or sold by the Company;

(vii) all other corporate action on the part of the Company as may be necessary to authorize the issuance and sale of such Securities has been taken and is in full force and effect at all times at which the Securities are offered or sold by the Company and the authorization thereof by the Company will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof;

(viii) any Securities issuable upon conversion, exchange, or exercise of any Security being offered or issued will be duly authorized, created, and, if appropriate, reserved for issuance upon such conversion, exchange, or exercise; and

(ix) none of the terms of any of the Securities to be established subsequent to the date hereof, nor the sale, issuance and delivery of any of the Securities described in the Registration Statement, Prospectus and any Prospectus Supplement, nor the compliance by the Company with the terms thereof will (a) violate any applicable law or (b) will result in a default under or a violation of (x) any provision of any instrument or agreement then binding upon the Company, or (y) any restriction imposed by any court or governmental body having jurisdiction over the Company.

With respect to our opinion as to the Common Shares and Preferred Shares, we have assumed that, at the time of issuance and sale, a sufficient number of shares of Common Stock and Preferred Stock are authorized and available for issuance and that the consideration for the issuance and sale of the Common Shares and/or Preferred Shares (or other Securities convertible into, or exercisable for, shares of Common Stock and/or Preferred Stock, as applicable) is in an amount that is not less than the par value of the shares of Common Stock and/or Preferred Stock; and with respect to the Preferred Shares, that such Preferred Shares are authorized, designated and available for issuance in accordance with the provisions of a certificate of amendment to the Company’s Articles of Incorporation in effect at the time of issuance, establishing the designations, preferences and rights of the class or series of the Preferred Shares being issued.

We have also assumed that any Warrants offered under the Registration Statement, and the related Warrant Agreement, will be executed in the forms filed as exhibits to a Prospectus Supplement. We have also assumed that any Debt Securities offered under the Registration Statement, and the related Note Purchase Agreement, will be executed in the forms filed as exhibits to a Prospectus Supplement. We have also assumed that with respect to any Securities being issued upon conversion of any other Securities or upon exercise of any Warrants, the applicable convertible Securities or Warrants will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

With respect to our opinion as to the Rights and the Units, we have assumed that, at the time of issuance and sale, there are a sufficient number of Securities available for issuance and that the consideration for the issuance of the particular Securities underlying the sale of the Rights and the Units is in an amount that is not less than the par value of such underlying Securities. We have also assumed that the Rights and Units offered under the Registration Statement, and the related Rights Agreement and Unit Agreement, respectively, will be executed in the forms filed as exhibits to a Prospectus Supplement.

Our opinions set forth below with respect to the validity or binding effect of any security or obligation may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, marshaling, moratorium or other similar laws affecting the enforcement generally of the rights and remedies of creditors and secured parties or the obligations of debtors, (ii) general principles of equity (whether considered in a proceeding in equity or at law), including but not limited to principles limiting the availability of specific performance or injunctive relief, and concepts of materiality, reasonableness, good faith and fair dealing, (iii) the possible unenforceability under certain circumstances of provisions providing for indemnification, contribution, exculpation, release or waiver that may be contrary to public policy or violative of federal or state securities laws, rules or regulations, and (iv) the effect of course of dealing, course of performance, oral agreements or the like that would modify the terms of an agreement or the respective rights or obligations of the parties under an agreement.

We have further assumed that each Warrant Agreement, each Indenture, each Note Purchase Agreement, each Rights Agreement, each Unit Agreement, each Warrant, each Debt Security, each Right, and each Unit will be governed by the laws of the State of New York. To the extent that the obligations of the Company with respect to the Securities may depend on such matters, we assume for purposes of this opinion that the other party under the Indenture for any Debt Securities, under the Warrant Agreement for any Warrants, under the Rights Agreement for any Rights, and under the Unit Agreement for any Units, namely, the Trustee, the warrant agent, the rights agent, or the unit agent, respectively, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that such other party is duly qualified to engage in the activities contemplated by such Indenture, Warrant Agreement, Rights Agreement, or Unit Agreement, as applicable; that such Indenture, Warrant Agreement, Rights Agreement, or Unit Agreement has been duly authorized, executed and delivered by such other party and constitutes the legally valid, binding and enforceable obligation of such other party, enforceable against such other party in accordance with its terms; that such other party is in compliance, generally and with respect to performance of its obligations under such Indenture, Warrant Agreement, Rights Agreement, or Unit Agreement, as applicable, with all applicable laws and regulations; and that such other party has the requisite organizational and legal power and authority to perform its obligations under such Indenture, Warrant Agreement, Rights Agreement, or Unit Agreement, as applicable.

Our opinion herein is expressed solely with respect to the federal laws of the United States, the corporate law of the State of Nevada, and, as to the Debt Securities, Warrants, Rights and Units constituting valid and legally binding obligations of the Company, solely with respect to the laws of the State of New York. Our opinion is based on these laws as in effect on the date hereof. To the extent that any applicable document is stated to be governed by the laws of another jurisdiction, we have assumed for purposes of this opinion that the laws of such jurisdiction are identical to the state laws of the State of New York. We express no opinion as to the laws, rules or regulations of any other jurisdiction and are not rendering any opinion as to compliance by the Company with any federal or state law, rule or regulation relating to securities, or to the sale or issuance thereof. The Securities may be offered and sold from time to time on a delayed or continuous basis, but this opinion is to be used only in connection with the offer and sale of the Securities while the Registration Statement is in effect. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or opinions set forth herein.

On the basis of the foregoing and in reliance thereon, and subject to the qualifications herein stated, we are of the opinion that:

1. With respect to the Common Shares offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become (and remain) effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) thereto required by applicable laws have been delivered and filed as required by such laws; (ii) the issuance of the Common Shares has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Common Shares do not violate any applicable law, are in conformity with the Articles of Incorporation, including, without limitation the authorization thereunder of a sufficient number of shares of Common Stock, and the Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; (iv) the shares of Common Stock have been issued and sold as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement (and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Preferred Stock or convertible Debt Securities, upon exercise of any Warrants or Rights, or pursuant to any Units, in each case in accordance with their respective terms), and (vi) the certificates for the Common Shares have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Common Shares will be duly authorized, validly issued, fully paid and nonassessable.

2. With respect to the Preferred Shares offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become (and remain) effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) thereto required by applicable laws have been delivered and filed as required by such laws; (ii) the issuance of the Preferred Stock has been duly authorized by all necessary corporate action on the part of the Company; (iii) the issuance and sale of the Preferred Shares do not violate any applicable law, are in conformity with the Articles of Incorporation, including, without limitation the authorization thereunder of a sufficient number of shares of Preferred Stock, and the Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; (iv) a statement with respect to the shares establishing the Preferred Stock shall have been filed with the Secretary of State of the State of Nevada in the form and manner required by law; (v) the shares of Preferred Stock have been issued and sold as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement (and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion of any convertible Debt Securities, upon exercise of any Warrants or Rights, or pursuant to any Units, in each case in accordance with their respective terms; and (vi) the certificates for the Preferred Shares have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, then the Preferred Shares will be duly authorized, validly issued, fully paid and nonassessable.

3. With respect to the Warrants to be issued under the Warrant Agreements and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become (and remain) effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) any applicable Warrant Agreement has been duly authorized by the Company and the applicable warrant agent by all necessary corporate action; (iii) any applicable Warrant Agreement has been duly executed and delivered by the Company and the applicable warrant agent and the terms of the Warrant Agreement have been established in accordance with applicable law; (iv) the issuance and terms of the Warrants have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Warrants and of their issuance and sale have been duly established in conformity with any applicable Warrant Agreement and as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any applicable requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; (vi) if such Warrants are exercisable for Common Stock, the actions described in paragraph 1 above shall have been taken and if such Warrants are exercisable for Preferred Stock, the actions described in paragraph 2 above shall have been taken; and (vii) the Warrants have been duly executed and delivered by the Company and authenticated by the applicable warrant agent pursuant to any applicable Warrant Agreement and delivered against payment therefor, then the Warrants, when issued and sold in accordance with the applicable Warrant Agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

4. With respect to any series of the Debt Securities issued under the Note Purchase Agreement or Indenture, and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become (and remain) effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the Note Purchase Agreement or Indenture has been duly authorized by the Company and the Trustee by all necessary corporate action; (iii) the Note Purchase Agreement or Indenture in substantially the form filed as an exhibit to post-effective amendment or a Prospectus Supplement, has been duly executed and delivered by the Company and the Trustee; (iv) the issuance and terms of the Debt Securities have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Debt Securities have been duly executed and delivered by the Company and authenticated by the Trustee pursuant to the Note Purchase Agreement or the Indenture and delivered against payment therefor, then the Debt Securities, when issued and sold in accordance with the Note Purchase Agreement or the Indenture and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

5. With respect to the Rights offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become (and remain) effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the Rights Agreement and the terms and issuance of the Rights have been duly authorized by all necessary corporate action on the part of the Company and the Rights Agent; (iii) the Rights Agreement has been duly executed and delivered by the Company and the Rights Agent in the forms as filed as exhibits to the Registration Statement or as incorporated by reference therein; (iv) the terms of the Rights and their issuance and sale do not violate any applicable law, are in conformity with the Rights Agreement, Articles of Incorporation and Bylaws and as described in the Registration Statement, Prospectus and applicable Prospectus Supplement, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; (v) the issuance and terms of the Rights have been duly authorized by the Company by all necessary corporate action; (vi) the terms of the Rights and of their issuance and sale have been duly established in conformity with the applicable agreement(s) so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any applicable requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; (vii) if such Rights relate to the issuance and sale of Common Stock, the actions described in paragraph 1 above shall have been taken and if such Rights relate to the issuance and sale of Preferred Stock, the actions described in paragraph 2 above shall have been taken; and (viii) the Rights have been duly executed and delivered by the Company and delivered against payment therefor, then the Rights, when issued and sold in accordance with the applicable agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

6. With respect to the Units offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have all become (and remain) effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the Unit Agreement and the terms and issuance of the Units have been duly authorized by all necessary corporate action on the part of the Company and the Unit Agent; (iii) the Unit Agreement has been duly executed and delivered by the Company and the Unit Agent in the forms as filed as exhibits to the Registration Statement or as incorporated by reference therein; (iv) the terms of Units and their issuance and sale do not violate any applicable law, are in conformity with the Unit Agreement, Articles of Incorporation and Bylaws and as described in the Registration Statement, Prospectus and appliable Prospectus Supplement, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirements and restrictions imposed by any court or governmental body having jurisdiction over the Company; (v) the issuance and terms of the Units have been duly authorized by the Company by all necessary corporate action; (vi) the terms of the Units and of their issuance and sale have been duly established in conformity with the applicable agreement(s) so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Incorporation and Bylaws, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) if such Units relate to the issuance and sale of Common Stock, the actions described in paragraph 1 above shall have been taken and if such Units relate to the issuance and sale of Preferred Stock, the actions described in paragraph 2 above shall have been taken; (viii) if such Units relate to the issuance and sale of Warrants, the actions described in paragraph 3 above shall have been taken and if such Units relate to the issuance and sale of Rights, the actions described in paragraph 5 above shall have been taken; and (ix) the Units have been duly executed and delivered by the Company and delivered against payment therefor, then the Units, when issued and sold in accordance with the applicable agreement(s) and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

We are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. We also express no opinion herein as to any provision of any agreement (i) that may be deemed to or construed to waive any right of the Company, (ii) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (iii) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any other provision thereof, (iv) that is in violation of public policy, (v) relating to indemnification and contribution with respect to securities law matters, (vi) which provides that the terms of any agreement may not be waived or modified except in writing, (vii) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (viii) requiring the payment of penalties, consequential damages or liquidated damages or (ix) relating to choice of law or consent to jurisdiction.

This opinion letter speaks only as of the date hereof and we assume no obligation to update or supplement this opinion letter if any applicable laws change after the date of this opinion letter or if we become aware after the date of this opinion letter of any facts, whether existing before or arising after the date hereof, that might change the opinions expressed above.

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act, and no opinion is expressed herein as to any matter pertaining to the contents of the Registration Statement or Prospectus, other than as to the validity of the Common Stock and the Preferred Stock and the enforceability of the Debt Securities, the Warrants, the Rights, and the Units.

This opinion is furnished in connection with the filing of the Registration Statement and the Prospectus and may not be relied upon for any other purpose without our prior written consent in each instance. Further, no portion of this opinion may be quoted, circulated or referred to in any other document for any other purpose without our prior written consent.

We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement and to the reference to this firm under the caption “Legal Matters” in the Prospectus. In giving such consent, we do not admit that we are we are an “expert” within the meaning of the Securities Act or in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Becker & Poliakoff, P.A.
Becker & Poliakoff, P.A.

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